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                                                                   Exhibit 10.16

                             STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made and entered into as of August 1, 2001, by and between Joseph J. Lydon ("Pledgor") and Accredited Home Lenders Inc., a California corporation ("Secured Party").

                                    RECITALS

     A. Concurrently with the execution and delivery of this Agreement, Pledgor has executed and delivered to Secured Promissory Note of even date herewith in the original principal amount of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000.00) (the "Note") in connection with the purchase by Pledgor of Common Stock of Secured Party through the exercise by Pledgor of options held by Pledgor to acquire such Common Stock.

     B. Secured Party and Pledgor desire to secure performance of Pledgor's obligations and indebtedness under the Note.

                                   AGREEMENT

     1. Grant of Security Interest. Pledgor confirms, pledges and grants to Secured Party a security interest in all of its right, title, and interest in the property described in Paragraph 2 below (collectively and severally, the "Collateral"), to secure performance of the obligations described in Paragraph 3 below.

     2. Collateral. The Collateral consists of the following:

          (a) One million (1,000,000) shares of the Common Stock of Secured Party, together with all new, substituted and additional securities issued at any time during the term hereof with respect to those shares (collectively and severally, the "Pledged Shares");

          (b) All now existing and hereafter arising rights of the holder of Pledged Shares with respect thereto, without limitation, all rights to cash and non-cash dividends on account of the Pledged Shares; and

          (c) All proceeds of the sale, collection, exchange or other disposition of the Pledged Shares (including without limitation, by way of distribution upon dissolution or merger of Secured Party), whether such disposition is voluntary or involuntary.

     3. Obligations. The obligations (the "Obligations") secured by this Agreement shall consist of any and all obligations and indebtedness of Pledgor under the Note and under this Agreement.

     4. Administration of the Pledged Shares. The following provisions shall govern the administration of the Pledged Shares:

          (a) Concurrently with the execution of this Agreement, Pledgor has delivered to Secured Party the certificates representing the Pledged Shares, together with a Stock Assignment Separate From Certificate, in the form attached hereto as Exhibit A, signed by Pledgor, and such

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items shall be held during the term of this Agreement by Secured Party and shall only be used by Secured Party upon the occurrence of an Event of Default
(defined below). Any and all certificates representing the Pledged Shares shall be delivered to Secured Party bearing the following legend:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCK PLEDGE AGREEMENT DATED AUGUST 1, 2001 BETWEEN THE REGISTERED HOLDER AND THE ISSUER, A COPY OF WHICH MAY BE OBTAINED BY REQUEST FROM THE ISSUER."

          (b) Until there shall have occurred an Event of Default, Pledgor shall be entitled to vote or consent with respect to the Pledged Shares in any manner not inconsistent with this Agreement, or any document or instrument delivered or to be delivered pursuant to or in connection herewith. If there shall have occurred and be continuing an Event of Default and Secured Party shall have notified Pledgor that Secured Party desires to exercise its proxy rights with respect to all or a portion of the Pledged Shares, Pledgor grants to Secured Party an irrevocable proxy for the Pledged Shares pursuant to which proxy the Secured Party shall be entitled to vote or consent, in his discretion, and in such event Pledgor agrees to deliver to Secured Party such further evidence of the grant of such proxy as Secured Party may request.

          (c) In the event that at any time or from time to time after the date hereof, Pledgor, as record and beneficial owner of the Pledged Shares, shall receive or shall become entitled to receive, any dividends or any other distribution whether in securities or property by way of stock-split, spin-off, split-up or reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger, and Pledgor, as record and beneficial owner of the Pledged Shares, shall thereby be entitled to receive securities or property in respect to such Pledged Shares, then and in each such case, Pledgor shall deliver to Secured Party and Secured Party shall be entitled to receive and retain such securities or property as security for the payment and performance of the Obligations.

     5. Default and Remedies. The occurrence of any of the events set out below shall be deemed an event of default hereunder ("Event of Default"):

          (a) Pledgor shall default under the Note; or

          (b) Pledgor shall commit a breach of any of his obligations under this Agreement which is not cured within thirty days following written notice thereof.

Upon the occurrence of an Event of Default under this Agreement, Secured Party shall have all of the remedies of a secured party under Article 9 of the California Uniform Commercial Code. In connection therewith, Secured Party shall have the right to propose to Pledgor that Secured Party receive the Pledged Shares in full satisfaction of any obligations owing under the Note and upon Pledgor's agreement to such proposal to receive such Pledged Shares, Pledgor shall have no further rights in or to such Pledged Shares. The undersigned (i) acknowledges that state or federal securities laws may restrict the public sale of securities, and may require private sales at prices or on terms less favorable to the seller than public sales and (ii) agrees that where Secured Party, in its sole discretion, determines that a private sale is appropriate, such sale shall be deemed to have been made in a commercially reasonable manner.

                                       2

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     6. Release of Collateral. So long as Pledgor is not in breach of any material term or provision of this Agreement or the Note, the Collateral shall be released to Pledgor upon payment of the Note.

     7. Binding Upon Successors. All rights of Secured Party under this Agreement shall inure to the benefit of Secured Party and its successors and assigns, and all obligations of Pledgor shall bind his successors and assigns.

     8. Entire Agreement; Severability. This Agreement contains the entire agreement between the Secured Party and Pledgor with respect to the subject matter hereof. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     9. Choice of Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of California.

     10. Amendments. This Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

     11. Notice. Any written notice, consent or other communication provided for in this Agreement shall be deemed delivered when received by a party at the address set forth under the party's signature below. Such addresses may be changed by written notice given as provided herein.

     IN WITNESS WHEREOF, the undersigned has duly executed this Pledge Agreement as of the day and year first above written.

                                 /s/  Joseph J. Lydon
                                 -----------------------------------------
                                 JOSEPH J. LYDON

                                 Address: 30902 Colonial Place
                                          Laguna Niguel, CA 92677

                                 ACCREDITED HOME LENDERS INC., a California corporation

                                      /s/ James A. Konrath
                                 By:  -----------------------------------------
                                      Jamea A. Konrath, Chief Executive Officer

                                 Address: 15030 Avenue of Science, Suite 100
                                          San Diego, CA 92128

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                                   Exhibit A

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, the undersigned, pursuant to the Stock Pledge Agreement dated as of August 1, 2001 (the "Stock Pledge Agreement") between the undersigned and Accredited Home Lenders, Inc. ("Secured Party"), and subject to Secured Party's certification below that an Event of Default has occurred under the Stock Pledge Agreement, hereby sells, assigns and transfers unto_________________1,000,000 shares of the Common Stock of Accredited Home Lenders, Inc., standing in the undersigned's name on the books of said Corporation and represented by Certificate No(s)._________, and does hereby irrevocably constitute and appoint_________________ attorney to transfer said stock on the books of said Corporation with full power of substitution.

Dated:______________                   _________________________________
                                       JOSEPH J. LYDON



                           CERTIFICATE RE OCCURRENCE
                                       OF
                                EVENT OF DEFAULT

     The undersigned Secured Party under the Stock Pledge Agreement described above hereby certifies that an Event of Default has occurred under the Stock Pledge Agreement.

Dated:______________                          SECURED PARTY


                                              By:__________________

                                              Name:________________

                                              Title:_______________